Product Related Liabilities	12 Months Ended
Dec. 31, 2016
Guarantees [Abstract]
Product Related Liabilities

11. Product Related Liabilities

Autoliv is exposed to product liability and warranty claims in the event that the Company’s products fail to perform as represented and such failure results, or is alleged to result, in bodily injury, and/or property damage or other loss. The Company has reserves for product risks. Such reserves are related to product performance issues including recall, product liability and warranty issues. For further information, see Note 16.

The Company records liabilities for product related risks when probable claims are identified and when it is possible to reasonably estimate costs. Provisions for warranty claims are estimated based on prior experience, likely changes in performance of newer products, and the mix and volume of the products sold. The provisions are recorded on an accrual basis.

The increase in reserve in 2016 was mainly due to recall related issues, whereof the majority of which is covered by insurance. For 2015 and 2014 the increases were split between warranty and recall related issues. Cash payments in 2016 were mainly warranty related, while 2015 and 2014 were split between warranty and recall related issues. The table below summarizes the change in the balance sheet position of the product related liabilities.

DECEMBER 31	2016	2015	2014
Reserve at beginning of the year	$60.8	$51.3	$36.4
Change in reserve	91.4	37.9	37.9
Cash payments	(30.6)	(26.5)	(20.9)
Translation difference	(1.5)	(1.9)	(2.1)

Reserve at end of the year	$120.1	$60.8	$51.3